EXHIBIT 10.10
UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE
(ABRAMS POWER, INC.)
     THIS UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (“Guaranty”) is made and entered into this 9th day of March, 2011, by ABRAMS POWER, INC., a corporation organized and existing under the laws of the State of Georgia (“Guarantor”), to and in favor of NATIONAL LOAN INVESTORS, L.P., a Delaware Limited Partnership (hereinafter referred to as “Lender”), having an address of 5619 North Classen Blvd., Oklahoma City, Oklahoma 73118.
W I T N E S S E T H:
     WHEREAS, Lender has agreed to make a loan and/or extend credit (hereinafter referred to as the “Loan”) to SERVIDYNE SYSTEMS, LLC, a Georgia limited liability company (hereinafter referred to as the “Borrower”), in the amended, restated, renewed and modified amount of ONE MILLION SEVEN THOUSAND TWO HUNDRED FIFTEEN AND 49/100 DOLLARS ($1,007,215.49) (hereinafter referred to as the “Loan Amount”); and
     WHEREAS, the obligation to repay the Loan is evidenced by (i) that certain Modification and Extension Promissory Note and Security Agreement No. 1 of even date herewith in the original principal face amount of ONE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($150,000.00); and (ii) that certain Modification and Extension Promissory Note and Security Agreement No.2 of even date herewith in the original principal face amount of EIGHT HUNDRED FIFTY-SEVEN TWO HUNDRED FIFTEEN AND 49/100 DOLLARS ($857,215.49) (each of the foregoing being hereinafter collectively referred to as the “Note”); and
     WHEREAS, pursuant to that certain Loan Modification, Extension, Reaffirmation and Assumption Agreement of even date herewith between and among Borrower, Lender and Guarantor (the “Assumption Agreement”) and also as a condition to Lender’s making the Loan, Lender is requiring that Guarantor enter into this Guaranty; and
     WHEREAS, Guarantor hereby represents and warrants to Lender that the making of said Loan shall be to the direct benefit, interest and advantage of Guarantor;
     NOW, THEREFORE, for and in consideration of said benefit, the above-recited premises, $10.00 in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with Lender as follows:
     Guarantor hereby unconditionally and irrevocably guarantees as for Guarantor’s own debt, until full performance and payment have been effected: (a) the full, due and punctual payment of all principal and interest on all indebtedness to Lender under the terms of the Note, and the payment of all other obligations under the Note and/or the Assumption Agreement, whether in due course, by acceleration, or otherwise, and any and all extensions, revisions, amendments, modifications, restatements and/or renewals thereof, and under the terms of any instrument or document evidencing, securing or relating to the indebtedness evidenced by the Note and/or the Assumption Agreement (hereinafter, together with the Note and/or the Assumption Agreement, collectively referred to as the “Loan Documents”), including without limitation attorneys’ fees in the amount of fifteen percent (15%) of all principal and interest owing on the Note if collected by or through an attorney at law; (b) the full and prompt performance of any and all obligations of Borrower to Lender under the terms of the Loan Documents; and (c) the full, due and punctual payment of all principal and interest on all other indebtedness owed by Borrower to Lender, however and whenever evidenced, whether in due course, by acceleration, or otherwise, and any and all extensions, revisions, amendments, modifications, restatements and/or renewals thereof (all of the foregoing being hereinafter referred to as the “Obligations”).
     This Guaranty is a guaranty of payment and performance and not of collection. The liability of Guarantor hereunder shall be direct and immediate. This Guaranty shall be a guarantee as for the own debts of Guarantor, and, accordingly, Lender shall not be obligated, before enforcing this Guaranty against Guarantor, to take any action in any court against Borrower or any other guarantor of the Obligations, to make any claim in a liquidation or bankruptcy of Borrower or of any other guarantor of the Obligations, to make demand of Borrower or of any other guarantor of the Obligations, or to enforce or seek to enforce any other security held by any person with respect to the Obligations. This Guaranty shall be a continuing security in addition to and not in substitution for any other security now or hereafter held by or on behalf of Lender with respect to the Obligations and shall not be discharged except by: (i) complete performance by Borrower of all of the Obligations; or (ii) full payment and performance by Guarantor hereunder.
     Guarantor shall not be exonerated from Guarantor’s obligations hereunder by any time being given to or by any concession or arrangement or indulgence granted to or made with Borrower or by any delay or waiver on the part of Lender or by anything done or omitted which, but for this provision, might operate so to exonerate Guarantor or by any invalidity, unenforceability, limitation or the lapse of any security or evidence of indebtedness given to Lender by Borrower or any other person. Lender may, at any time and from time to time, without the consent of or notice to Guarantor, and without incurring any responsibility to Guarantor, and without impairing or releasing any of its rights, or any of the obligations of Guarantor hereunder: (a) change the manner, place or terms of payment or change or extend the time of payment of or renew or otherwise alter the Obligations in any manner; (b) sell, exchange, release or otherwise deal with all or any part of any property, real or personal, by whomsoever at any time pledged, conveyed or mortgaged to secure, or howsoever securing, the Obligations; (c) release anyone liable in any manner for the payment or collection of the Obligations (other than Borrower); (d) exercise or refrain from exercising any rights against Borrower and others (including any other guarantor of the Obligations), and Guarantor hereby expressly waives any statutory right pursuant to O.C.G.A. 10-7-24 to require any holder of the Obligations to take action against Borrower; and (e) apply any sum, by whomsoever paid or however realized, to the Obligations in such order as Lender shall elect. Guarantor, to the fullest extent permitted by law, hereby waives the following: (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon, and of any default of Borrower in the payment of the Obligations; (b) any presentment, demand, protest or notice thereof or of any other kind; and (c) any other act or thing or omission or delay to do any other act or thing which might in any manner or to any extent vary the risk of Guarantor or which might otherwise operate as a discharge of Guarantor. It is fully understood that until each and every one of the covenants and agreements of this Guaranty is fully performed, Guarantor’s undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance, or delay, or other act or omission of Lender of its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by Lender, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of Guarantor, and Guarantor hereby expressly waives and surrenders any defense to the performance of Guarantor’s undertakings hereunder based upon any of the foregoing acts, omissions, things, agreements or waivers, or any of them, it being the purpose and intent of the parties hereto that the covenants, agreements and all undertakings hereunder are absolute, unconditional, and irrevocable under any and all circumstances except as expressly provided herein.
     If any default under the Note shall have occurred and be continuing and Lender or the holder of any of the Obligations is prevented from accelerating payment thereof, Lender or such holder shall be entitled to receive hereunder from Guarantor, upon demand therefore, the sums which otherwise would have been due had such acceleration occurred.
     Guarantor further confirms that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of principal of, or any part thereof, or interest on, any of the Obligations is rescinded or must otherwise be restored by Lender upon the bankruptcy of Borrower, or otherwise. In furtherance of the foregoing and not in limitation of any other right which Lender may have at law or in equity against Guarantor by virtue hereof, upon failure of Borrower to pay any of the Obligations when and as the same shall become due, whether upon demand, at maturity, by acceleration, after notice of prepayment or otherwise, Guarantor hereby promises to and will, upon receipt of written demand by Lender, pay or cause to be paid, not later than ten (10) days following the date of receipt of such written demand, to Lender, the respective holder of any of the Obligations, or any party entitled thereto, in cash, an amount equal to the sum of: (i) the unpaid principal amount of the Obligations; (ii) accrued but unpaid interest on such Obligations; and (iii) any and all other sums due and then owing under the Obligations. All sums payable by Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff, counterclaim, deduction, or withholding whatsoever, or, in the event that Guarantor is required by law to make any such deduction or withholding, Guarantor shall, to the extent permitted by law, pay to Lender such amount as will result in the receipt by Lender of the full amount due Lender hereunder.

     In addition, Guarantor further agrees to pay all costs and expenses paid or incurred by or on behalf of Lender in (i) collecting any and all sums owing under this Guaranty including without limitation attorneys’ fees in the amount of fifteen percent (15%) of all sums due and payable under this Guaranty; (ii) enforcing this Guaranty and the representations, covenants and agreements of Guarantor set forth herein; and (iii) enforcing its rights under the security given by Guarantor for this Guaranty and under any security given by the Borrower or any other guarantor relating to the Obligations. Any and all sums owing hereunder shall, from their due date, bear interest at the default rate of interest set forth in the Note until paid in full.
     This Guaranty shall be binding upon Guarantor and Guarantor’s heirs, legal representatives, successors, and permitted assigns. Each reference herein to Lender shall be deemed to include its successors and assigns (including, but not by way of limitation, any holder of the Obligations) in whose favor the provisions of this Guaranty shall also inure. In the event that any term of provision hereof shall conflict with any term or provision of the Loan Documents, the term or provision hereof shall control. Words herein importing the masculine shall include the feminine and neuter genders, and words herein importing persons shall include legal entities, and the singular shall include the plural, and vice versa, all as the context shall require. If more than one person or entity constitutes Guarantor, all of the provisions hereof shall be construed to refer to each such person or entity, individually and collectively. Each such person or entity comprising Guarantor shall in all respects be jointly and severally liable and obligated to Lender hereunder. This Guaranty may not be amended except in writing signed by Lender and Guarantor. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except in the writing signed by a duly authorized officer of Lender. This Guaranty shall be irrevocable by Guarantor until all obligations guaranteed hereby have been completely performed or until Guarantor has been released in writing by Lender. In case any provision in this Guaranty shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and to the fullest extent allowed by law there shall be deemed substituted for the offending provision or provisions valid, legal, and enforceable provision or provisions as similar as possible to the offending provision.
     Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the Obligations.
     Guarantor warrants and represents to Lender that all financial statements heretofore delivered by Guarantor to Lender are true and correct in all respects as of the date hereof.
     Furthermore, Guarantor shall comply with and perform all covenants, conditions, and agreements on Guarantor’s part to be performed under the Loan Documents.
     Guarantor acknowledges that this Guaranty, the Note, and all other Loan Documents were executed and/or delivered in the State of Georgia and shall be governed and construed in accordance with the laws of the State of Georgia, notwithstanding any conflicts of law rules or principles that might refer construction of any provision hereof to the laws of another jurisdiction.
     Guarantor hereby submits to personal jurisdiction in the State of Georgia for the enforcement of this Guaranty and waives any and all personal rights under the laws of the State of Georgia or the United States to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this Guaranty. Without limiting the generality of the foregoing, Guarantor hereby submits to service of process, to venue, and to personal jurisdiction in the State Court of Cobb County, Georgia, the Superior Court of Cobb County, Georgia, or the United States District Court, Northern District of Georgia, Atlanta Division, and waives all rights Guarantor might have to make objections to lack of personal jurisdiction or lack of venue in all of said Courts.
     Guarantor hereby knowingly, irrevocably, and unconditionally waives any right to a trial by jury in any action (whether sounding in contract, tort, or otherwise) to enforce or defend any matter arising from or relating in any way to this Guaranty or any other document or agreement evidencing or relating to the Loan, whether any such right is now or hereafter existing.
     The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding hereon as a prima facie proof of the items set forth therein.

     Any notice or demand which by any provision of this Guaranty is required or permitted to be given to Guarantor shall be deemed to have been sufficiently given or served for all purposes by being delivered personally or by being mailed via Certified Mail, Return Receipt Requested, postage prepaid, to Guarantor at the address of Guarantor set forth at the end of this Guaranty, or at such other address as shall have been designated by like written notice to Lender.
     Until payment in full by Guarantor of any and all sums owing to Lender hereunder, all rights of Guarantor against Borrower arising as a result thereof by way of subrogation or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the Obligations. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor and subordinates any and all security held by Guarantor to the Loan and to all security held by Lender. Guarantor agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain a superior interest to Lender in any of the security for the Loan; provided, however that if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.
     If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity. The provisions of this paragraph shall control every other provision of this Guaranty.
     This Guaranty is assignable by Lender without notice to or consent of Guarantor, and any assignment hereof by Lender shall operate to vest in such assignee all rights and powers herein conferred upon and granted to Lender. This Guaranty is not assignable by Guarantor.
     IN WITNESS WHEREOF, Guarantor, acting by and through its duly authorized officer, member, or manager, has signed and sealed this Guaranty the day and year first above written.

GUARANTOR:
ABRAMS POWER, INC.,
a Georgia corporation

/s/ [illegible]	By:	/s/ Alan R. Abrams	(SEAL)
Witness		Title: Chairman

/s/ Donna Kelley		Attest:/s/ Mark Thomas	(SEAL)
Notary Public		Title: CFO

[CORPORATE SEAL]

Address for Guarantor: 1945 The Exchange, Suite 300
Atlanta, GA 30339